--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 21, 2006

                       Alternative Loan Trust 2006-19CB
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-32

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


             Delaware                                    87-0698307
----------------------------------          ------------------------------------
  (State or Other Jurisdiction                       (I.R.S. Employer
of Incorporation of the depositor)          Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all supplemental mortgage loans during the funding period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Item 9.01. Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.     Description

      99.1            Characteristics of final mortgage pool

                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWALT, INC.




                                                 By: /s/ Darren Bigby
                                                 -------------------------------
                                                 Name: Darren Bigby
                                                 Title:  Vice President


Dated:  July 21, 2006

                                 Exhibit Index



Exhibit No.       Description


99.1              Characteristics of final mortgage pool


                                                                                 Mortgage Rates(1)

                                                                                               Weighted
                                                                                                Average                    Weighted
                                                      Aggregate                      Average  Remaining     Weighted        Average
                                   Number of          Principal  Percent of        Principal    Term to      Average       Original
                                    Mortgage            Balance    Mortgage          Balance   Maturity  FICO Credit  Loan-to-Value
Mortgage Rate (%)                      Loans        Outstanding       Loans  Outstanding ($)   (Months)        Score      Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.125............................          2        $593,566.50       0.04%       296,783.25        360          764          54.23
5.375............................          2         487,049.51       0.03        243,524.76        359          724          75.97
5.500............................          7       1,869,735.51       0.12        267,105.07        310          772          66.86
5.625............................         14       4,202,613.67       0.27        300,186.69        345          741          69.18
5.750............................         32       7,749,403.13       0.49        242,168.85        349          729          73.08
5.875............................        151      32,534,751.51       2.07        215,461.93        356          729          67.62
5.905............................          1         245,665.00       0.02        245,665.00        359          667          89.36
5.935............................          1         342,201.08       0.02        342,201.08        359          751          80.00
5.950............................          1         153,845.22       0.01        153,845.22        359          706          65.53
5.990............................          3         526,690.27       0.03        175,563.42        359          695          78.79
5.995............................          1          92,040.46       0.01         92,040.46        359          738          83.00
6.000............................        203      42,773,184.00       2.72        210,705.34        357          730          69.45
6.125............................        296      67,864,556.95       4.32        229,272.15        358          733          70.15
6.155............................          1         195,300.00       0.01        195,300.00        360          659          88.77
6.170............................          1          82,350.00       0.01         82,350.00        360          736          90.00
6.180............................          2         206,000.00       0.01        103,000.00        360          698          88.79
6.185............................          1          80,924.98       0.01         80,924.98        359          680          90.00
6.250............................        467     106,689,778.84       6.79        228,457.77        359          732          63.69
6.290............................          1          89,100.00       0.01         89,100.00        360          757          90.00
6.310............................          1         328,796.99       0.02        328,796.99        356          687          88.00
6.370............................          1         296,100.00       0.02        296,100.00        360          730          90.00
6.375............................        721     158,191,135.05      10.06        219,405.18        358          728          68.75
6.395............................          1          72,980.00       0.00         72,980.00        360          691          89.00
6.420............................          2         386,000.00       0.02        193,000.00        360          670          86.53
6.425............................          1         130,500.00       0.01        130,500.00        360          688          90.00
6.430............................          1         217,500.00       0.01        217,500.00        360          673          87.00
6.495............................          1         113,400.00       0.01        113,400.00        360          697          84.00
6.500............................      1,137     246,013,754.24      15.65        216,370.94        359          722          69.34
6.510............................          2         497,509.61       0.03        248,754.81        359          686          90.00
6.520............................          1         145,350.00       0.01        145,350.00        360          670          90.00
6.550............................          1         263,264.10       0.02        263,264.10        359          810          85.00
6.555............................          1         142,200.00       0.01        142,200.00        360          712          89.43
6.560............................          1         115,000.00       0.01        115,000.00        358          618          90.00




                                                                                               Weighted
                                                                                                Average                    Weighted
                                                      Aggregate                      Average  Remaining     Weighted        Average
                                   Number of          Principal  Percent of        Principal    Term to      Average       Original
                                    Mortgage            Balance    Mortgage          Balance   Maturity  FICO Credit  Loan-to-Value
Mortgage Rate (%)                      Loans        Outstanding       Loans  Outstanding ($)   (Months)        Score      Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
6.595............................          1         131,358.95       0.01        131,358.95        358          722          86.69
6.600............................          1         159,920.00       0.01        159,920.00        360          759          80.00
6.625............................        958     204,161,044.92      12.99        213,111.74        359          726          70.93
6.630............................          1         188,100.00       0.01        188,100.00        360          718          95.00
6.650............................          1         303,233.54       0.02        303,233.54        359          730          64.57
6.670............................          1          70,960.00       0.00         70,960.00        360          691          90.97
6.745............................          2         624,077.00       0.04        312,038.50        360          719          88.08
6.750............................      1,467     323,282,092.58      20.57        220,369.52        360          722          70.88
6.775............................          1          97,200.00       0.01         97,200.00        300          626          90.00
6.800............................          1         100,000.00       0.01        100,000.00        360          736          74.07
6.810............................          2         255,958.88       0.02        127,979.44        357          711          90.00
6.875............................      1,686     359,262,666.13      22.85        213,085.80        359          716          73.69
6.880............................          1         292,500.00       0.02        292,500.00        360          734          90.00
6.885............................          1          75,600.00       0.00         75,600.00        360          736          90.00
6.925............................          1          76,500.00       0.00         76,500.00        360          724          90.00
7.000............................         15       3,026,823.40       0.19        201,788.23        360          723          78.38
7.045............................          1         132,650.00       0.01        132,650.00        360          661          91.48
7.125............................         16       3,250,595.53       0.21        203,162.22        360          728          70.96
7.250............................          4         637,515.00       0.04        159,378.75        360          693          75.61
7.375............................          1         110,965.50       0.01        110,965.50        359          621          80.00
7.500............................          5         950,931.88       0.06        190,186.38        359          682          76.29
7.625............................          2         280,943.71       0.02        140,471.86        359          671          76.68
7.750............................          3         674,443.53       0.04        224,814.51        358          651          74.67
7.875............................          1         161,225.71       0.01        161,225.71        358          684          95.00
                                   ---------  -----------------  ----------
                                       7,232  $1,571,999,552.88     100.00%
                                   =========  =================  ==========

----------
(1) The lender acquired mortgage insurance mortgage loan is shown in the preceding table at the mortgage rate net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) was approximately 6.577% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans was approximately 6.578% per annum.


                                                                      Current Mortgage Loan Principal Balances(1)

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
Range of                           Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
Current Mortgage                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Loan Principal Balances ($)            Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
      0.01 -    50,000.00.........        38     $1,510,952.30      0.10%       39,761.90    6.555       360      758         43.89
 50,000.01 -    100,000.00........       586     48,814,453.47      3.11        83,301.12    6.591       359      724         61.50
100,000.01 -    150,000.00........     1,306    164,790,846.54     10.48       126,179.82    6.602       359      728         68.95
150,000.01 -    200,000.00........     1,748    306,652,120.95     19.51       175,430.28    6.599       359      721         71.53
200,000.01 -    250,000.00........     1,232    276,670,035.65     17.60       224,569.83    6.572       359      721         70.37
250,000.01 -    300,000.00........       895    246,588,169.71     15.69       275,517.51    6.565       359      723         71.66
300,000.01 -    350,000.00........       581    189,371,651.64     12.05       325,940.88    6.569       359      721         70.81
350,000.01 -    400,000.00........       557    210,284,331.50     13.38       377,530.22    6.559       359      724         72.40
400,000.01 -    450,000.00........       227     94,402,001.71      6.01       415,867.85    6.560       359      731         67.95
450,000.01 -    500,000.00........        23     10,910,659.92      0.69       474,376.52    6.696       354      722         72.94
500,000.01 -    550,000.00........        21     11,007,251.72      0.70       524,154.84    6.546       360      716         69.97
550,000.01 -    600,000.00........        10      5,732,593.24      0.36       573,259.32    6.688       359      726         66.66
600,000.01 -    650,000.00........         6      3,801,984.53      0.24       633,664.09    6.522       360      716         72.03
650,000.01 -    700,000.00........         1        675,000.00      0.04       675,000.00    6.875       360      803         75.00
750,000.01 -  1,000,000.00........         1        787,500.00      0.05       787,500.00    6.750       360      794         75.00
                                   --------- ----------------- ----------
Total.............................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========

----------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $217,367.




                                                                                 FICO Credit Scores(1)

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
Range of                            Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
FICO Credit Scores                     Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
619 and Below.....................        53    $10,865,202.81      0.69%      205,003.83    6.492       358      609         58.86
620-639...........................       325     68,345,653.25      4.35       210,294.32    6.596       359      630         68.77
640-659...........................       473    104,593,093.09      6.65       221,127.05    6.610       359      650         68.05
660-679...........................       706    155,568,670.35      9.90       220,352.22    6.621       359      670         70.72
680-699...........................       810    176,944,940.52     11.26       218,450.54    6.601       358      690         71.41
700-719...........................     1,069    236,315,294.94     15.03       221,062.02    6.605       359      709         71.76
720 and Above.....................     3,771    813,252,002.03     51.73       215,659.51    6.551       359      764         70.56
Not Available.....................        25      6,114,695.89      0.39       244,587.84    6.815       359      N/A         73.28
                                   --------- ----------------- ----------
Total.............................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========

---------
(1)   As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 723.


                                                                                 Documentation Programs

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
                                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Document Type                          Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
CLUES.............................        30     $5,971,317.26      0.38%      199,043.91    6.453       359      739         68.15
Full/Alternative..................     2,980    626,517,351.84     39.85       210,240.72    6.482       359      721         71.99
No Income/No Asset................       389     74,652,196.88      4.75       191,907.96    6.675       359      715         59.53
Preferred.........................     1,240    275,065,374.72     17.50       221,826.92    6.522       359      756         68.72
Reduced...........................     2,385    541,848,397.16     34.47       227,190.10    6.699       359      713         71.86
Stated Income/Stated Asset........       202     46,691,588.10      2.97       231,146.48    6.650       359      697         64.35
Streamlined.......................         6      1,253,326.92      0.08       208,887.82    6.653       360      685         68.38
                                   --------- ----------------- ----------
Total.............................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========




                                                                          Original Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
Range of Original                   Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Loan-to-Value Ratios (%)               Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
50.00 and Below...................     1,037   $192,153,033.55     12.22%      185,297.04    6.522       358      729         39.59
50.01 to 55.00....................       353     78,871,831.51      5.02       223,432.95    6.511       359      724         52.59
55.01 to 60.00....................       355     80,998,867.32      5.15       228,165.82    6.528       358      715         57.54
60.01 to 65.00....................       404     94,560,264.81      6.02       234,060.06    6.555       359      718         62.81
65.01 to 70.00....................       465    116,527,070.11      7.41       250,595.85    6.548       359      714         67.88
70.01 to 75.00....................       538    130,889,173.32      8.33       243,288.43    6.549       359      715         73.27
75.01 to 80.00....................     3,600    777,446,442.03     49.46       215,957.35    6.616       359      727         79.65
80.01 to 85.00....................        29      5,487,704.90      0.35       189,231.20    6.524       359      708         83.78
85.01 to 90.00....................       317     66,003,882.62      4.20       208,214.14    6.583       359      718         89.19
90.01 to 95.00....................       128     27,802,155.97      1.77       217,204.34    6.600       359      732         94.62
95.01 to 100.00...................         6      1,259,126.74      0.08       209,854.46    6.567       359      693         99.16
                                   --------- ----------------- ----------
Total.............................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========

---------
(1)   As of the cut-off date, the weighted average original Loan-to-Value
      Ratio of the mortgage loans was approximately 70.54%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.



                                                                     State Distribution of Mortgaged Properties(1)

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
                                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
State                                  Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
Arizona...........................       333    $68,714,695.48      4.37%      206,350.44    6.591       359      722         70.25
California........................     1,195    327,782,958.42     20.85       274,295.36    6.542       359      718         62.65
Colorado..........................       290     61,154,986.17      3.89       210,879.26    6.567       360      733         73.94
Florida...........................       637    128,223,580.59      8.16       201,292.91    6.615       359      716         70.76
Georgia...........................       231     45,852,930.01      2.92       198,497.53    6.548       359      727         74.34
Hawaii............................       107     38,361,428.92      2.44       358,518.03    6.571       359      720         68.06
Illinois..........................       183     42,260,589.07      2.69       230,932.18    6.641       360      732         72.38
Maryland..........................       139     34,037,514.21      2.17       244,874.20    6.557       358      720         69.39
Nevada............................       237     57,317,093.49      3.65       241,844.28    6.618       359      717         72.08
New Jersey........................       161     40,913,322.77      2.60       254,120.02    6.645       357      710         68.80
New York..........................       184     49,180,442.11      3.13       267,285.01    6.619       360      713         66.10
North Carolina....................       183     32,727,727.81      2.08       178,840.04    6.555       358      728         74.99
Oregon............................       229     48,410,975.41      3.08       211,401.64    6.563       360      728         72.87
Texas.............................       545     90,825,308.01      5.78       166,651.94    6.593       359      737         78.20
Virginia..........................       187     45,335,690.46      2.88       242,436.85    6.510       359      726         70.28
Washington........................       328     77,380,392.57      4.92       235,915.83    6.560       359      727         72.43
Other (less than 2%)..............     2,063    383,519,917.38     24.40       185,903.98    6.589       358      727         74.09
                                   --------- ----------------- ----------
Total.............................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========

---------
(1)   The Other row in the preceding table includes 34 other states and the
      District of Columbia with under 2% concentrations individually. No more than approximately 0.267% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.




                                                                               Purpose of Mortgage Loans

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
                                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Loan Purpose                           Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance (cash-out)..............     2,299   $519,327,576.83     33.04%       225,892.81   6.574       358      701         64.38
Purchase..........................     3,875    820,419,108.74     52.19        211,721.06   6.599       359      737         75.52
Refinance (rate/term).............     1,058    232,252,867.31     14.77        219,520.67   6.512       358      724         66.70
                                   --------- ----------------- ----------
Total........................... .     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========


                                                                             Types of Mortgaged Properties

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
                                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Property Type                          Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
 2-4 Family Residence.............       273    $79,133,878.30      5.03%      289,867.69    6.690       359      724         69.42
 Condominium Hotel................         2        283,791.42      0.02       141,895.71    6.692       360      714         90.00
 Cooperative......................         2        371,850.19      0.02       185,925.10    6.817       359      726         49.91
 Hi-rise Condominium..............        51     11,988,378.09      0.76       235,066.24    6.679       356      728         75.55
 Low-rise Condominium.............       522    105,102,869.37      6.69       201,346.49    6.611       360      732         72.39
 Planned Unit Development.........     1,832    409,131,891.63     26.03       223,325.27    6.570       359      729         72.73
 Single Family Residence..........     4,550    965,986,893.88     61.45       212,304.81    6.568       359      720         69.44
                                   --------- ----------------- ----------
   Total..........................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========


                                                                                   Occupancy Types(1)

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
                                    Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Occupancy Type                         Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
 Investment Property..............       408    $76,827,138.22      4.89%      188,301.81    6.660       359      738         71.26
 Primary Residence................     6,516  1,430,744,265.17     91.01       219,574.01    6.572       359      722         70.51
 Secondary Residence..............       308     64,428,149.49      4.10       209,182.30    6.617       359      739         70.34
                                   --------- ----------------- ----------
   Total..........................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========

-----------
(1)   Based upon representations of the related borrowers at the time of origination.




                                                                             Remaining Terms to Maturity(1)

                                                                                                         Weighted
                                                                                                          Average  Weighted
                                                      Aggregate                      Average  Weighted  Remaining   Average
                                   Number of          Principal  Percent of        Principal   Average    Term to      FICO
Remaining Term                      Mortgage            Balance    Mortgage          Balance  Mortgage   Maturity    Credit
to Maturity (Months)                   Loans        Outstanding       Loans  Outstanding ($)   Rate(%)   (Months)     Score
---------------------------------------------------------------------------------------------------------------------------
 360..............................     5,506  $1,180,396,316.32      75.09%       214,383.64     6.639        722     70.53
 359..............................     1,254     285,685,546.79      18.17        227,819.42     6.429        726     70.15
 358..............................       300      68,087,201.00       4.33        226,957.34     6.278        731     70.63
 357..............................        60      14,692,204.57       0.93        244,870.08     6.374        730     76.83
 356..............................        23       4,888,116.67       0.31        212,526.81     6.253        726     80.10
 355..............................         8       1,290,116.04       0.08        161,264.51     6.567        705     68.47
 354..............................         8       1,540,939.82       0.10        192,617.48     6.286        761     67.83
 353..............................         5       1,066,387.82       0.07        213,277.56     6.518        726     84.02
 352..............................         4       1,216,701.65       0.08        304,175.41     6.145        720     74.30
 351..............................         7       1,423,542.34       0.09        203,363.19     6.231        724     83.20
 350..............................         4         913,980.28       0.06        228,495.07     6.309        699     82.39
 344..............................         1         165,442.75       0.01        165,442.75     6.250        752     48.21
 336..............................         1         207,920.03       0.01        207,920.03     5.875        707     70.00
 300..............................         8       1,193,900.00       0.08        149,237.50     6.700        715     61.88
 240..............................        27       5,225,370.00       0.33        193,532.22     6.439        726     59.26
 239..............................        11       2,567,698.01       0.16        233,427.09     6.402        681     73.14
 173..............................         2         551,544.74       0.04        275,772.37     5.739        764     56.99
 172..............................         2         490,995.41       0.03        245,497.71     5.500        772     65.82
 170..............................         1         395,628.64       0.03        395,628.64     5.750        692     80.00
                                   --------- ------------------ -----------
   Total..........................     7,232  $1,571,999,552.88     100.00%
                                   ========= ================== ===========

------------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 359 months.




                     Interest-Only Periods at Origination

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
Interest-Only                       Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Period (months)                        Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0................................     5,048 $1,046,243,161.03     66.55%      207,258.95    6.601       359      721         70.32
 120..............................     1,983    478,814,061.25     30.46       241,459.44    6.553       359      728         70.94
 180..............................       201     46,942,330.60      2.99       233,543.93    6.328       359      724         71.20
                                   --------- ----------------- ----------
   Total..........................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========


                   Prepayment Charge Periods at Origination

                                                                                                    Weighted
                                                                                                     Average Weighted      Weighted
                                                     Aggregate                    Average Weighted Remaining  Average       Average
                                   Number of         Principal Percent of       Principal  Average   Term to     FICO      Original
Prepayment Charge                   Mortgage           Balance   Mortgage         Balance Mortgage  Maturity   Credit Loan-to-Value
Period (months)                        Loans       Outstanding      Loans Outstanding ($)  Rate(%)  (Months)    Score     Ratio (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0................................     6,857 $1,496,535,566.42     95.20%      218,249.32    6.568       359      724         70.49
 4................................         1        192,000.00      0.01       192,000.00    6.750       360      681         79.34
 6................................        10      2,874,012.92      0.18       287,401.29    6.667       360      695         69.35
 12...............................         4        824,721.27      0.05       206,180.32    7.070       360      664         82.51
 15...............................         1        461,010.70      0.03       461,010.70    6.625       357      776         52.53
 24...............................         1        271,800.00      0.02       271,800.00    6.875       360      671         90.00
 36...............................        60     11,627,697.63      0.74       193,794.96    6.815       359      697         72.11
 60...............................       298     59,212,743.94      3.77       198,700.48    6.765       360      712         71.35
                                   --------- ----------------- ----------
   Total..........................     7,232 $1,571,999,552.88    100.00%
                                   ========= ================= ==========